VERTEXSM CONTRARIAN FUND

                      Supplement to the Current Prospectus


  This prospectus describes four classes (classes A, B, C and I) of shares of the fund. Currently, only class A shares and class I shares are available for purchase. These shares are only available for purchase at net asset value and may only be sold to:

o employees (or certain relatives of employees) of Massachusetts Financial Services Company (referred to as MFS or the adviser) and its affiliates who are residents of Massachusetts; or

o    members of the governing boards of the various funds sponsored by MFS.


  The date of this Supplement is February 1, 2001 (as revised March 30, 2001).